EXHIBIT 32.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ahmed S. Hassanein, Chief Financial Officer of Steben & Company, Inc., the General Partner of Aspect Global Diversified Fund LP (the “Fund”), hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Fund’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Ahmed S. Hassanein	Date: November 14, 2008
Ahmed S. Hassanein
Chief Financial Officer
(Principal Financial Officer)